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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


       Date of Report (Date of earliest event reported): October 15, 2008


                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


       MARYLAND                     0-16421                   52-1518642
    (State or other               (Commission                (IRS Employer
    jurisdiction of               File Number)             Identification No.)
    incorporation)

              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (410) 277-7000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS.
              ------------

On October 15, 2008, Provident Bankshares Corporation (the "Company") announced that its wholly-owned subsidiary, Provident Bank, has signed an agreement to acquire the customer deposits located at seven Chevy Chase Bank in-store branches in the Greater Baltimore area. The press release announcing the transaction is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

On October 15, 2008, the Company's Board of Directors declared a quarterly cash dividend of $0.11 per share. The quarterly cash dividend will be paid on November 7, 2008 to common stockholders of record at the close of business on October 27, 2008. The Board of Directors also declared a quarterly dividend of $25.00 per share on its convertible preferred stock which will be paid on November 3, 2008, to preferred stockholders of record at the close of business on October 27, 2008.

ITEM 9.01     FINANCIAL STATEMENTS AND OTHER EXHIBITS.
              ---------------------------------------

     (a)      Financial Statements of Businesses Acquired:  Not applicable

     (b)      Pro Forma Financial Information:  Not applicable

     (c)      Shell Company Transactions: Not applicable

     (d)      Exhibits

              Number            Description
              ------            -----------

              Exhibit 99.1      Press Release dated October 15, 2008



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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PROVIDENT BANKSHARES CORPORATION




Date: October 15, 2008                 /s/  Robert L. Davis
                                       ----------------------------------------
                                       Robert L. Davis
                                       General Counsel and Corporate Secretary